                                                                   EXHIBIT 10.19
                                                                   -------------

                        SECOND AMENDMENT AND RESTATEMENT
                        --------------------------------


          SECOND AMENDMENT AND RESTATEMENT (this "Second Amendment and Restatement"), dated as of January 16, 2002, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. (f/k/a Chase Securities Inc.) ("JP Morgan"), as Lead Arranger and Book Manager, BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.) and BANKERS TRUST COMPANY as Syndication Agents (each a "Syndication Agent", together the "Syndication Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a "Documentation Agent", and together the "Documentation Agents") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below as amended hereby.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

          WHEREAS, subject to the terms and conditions of this Second Amendment and Restatement, the parties hereto agree as follows:

I.        Amendments
          ----------

          1. Each reference to "Section 6.05(c)(i) and (ii)" or "Section 6.05(c)(i) or (ii)" in the Credit Agreement is hereby changed to "Section 6.05(c)".

          2. The definitions of the following terms contained in Section 1.01 of the Credit Agreement are hereby amended in their entirety as follows:

          "Allocation Percentage" means (i) with respect to the Borrower or any
           ---------------------
Wholly-Owned Subsidiary of any Borrower, 100% and (ii) for any other Person, the percentage that the Equity Ownership Interest of such Person held directly or indirectly by the Borrower represents of the entire Equity Ownership Interest of such Person.

          "Applicable Margin" means (i)(A) with respect to ABR Term Loans, 3.75%
           -----------------
and (B) with respect to ABR Revolving Loans, 2.75%, (ii)(A) with respect to Eurodollar Term Loans, 4.75% and (B) with respect to Eurodollar Revolving Loans, 3.75%, and (iii) with respect to Commitment Fees, .50%.

          "Asset Disposition" means any sale, conveyance, transfer, assignment,
           -----------------
lease or other disposition (including, without limitation, by merger or consolidation, and excluding (x) Dispositions or transfers arising out of, or in connection with, a Recovery Event, (y) Exchanges and (z) Designated Excluded Properties Sales) by the Borrower, or any of its Subsidiaries or Joint Ventures to any Person (other than to the Borrower or any of its Subsidiaries or Joint Ventures) of any Equity Ownership Interest of any of its Subsidiaries or Joint Ventures or any Hotel or any other properties and assets, or group of related properties and assets of any kind whatsoever, whether real, personal, or mixed, in each case other than (i) sales, dispositions, leases, and transfers of inventory, obsolete personal property and fixtures, furniture and equipment, time share units and residential lots, terminations of franchise and management agreements, licensing of intellectual property, sales of inventory and (ii) other sales, dispositions, leases, and transfers of assets other than Hotels and/or all or substantially all of the seller's interest in a Subsidiary or Joint Venture which generate net proceeds and/or other consideration the fair market value of which is less than $5,000,000 in the aggregate in any fiscal year of the Borrower.

          "Capital Expenditures" means for any period, with respect to any
           --------------------
Person, the aggregate of all expenditures (other than those made pursuant to Permitted Acquisitions or in connection with a Recovery Event) by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a lease giving rise to Capital Lease Obligations) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period but excluding merchandise inventory acquired during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries provided that any such expenditure required to be paid or reimbursed by a tenant, licensee, concessionaire or other third party shall not constitute a Capital Expenditure to the extent so paid or reimbursed by such third party.

          "Cash Consideration" means, with respect to any Asset Disposition,
           ------------------
cash, Cash Equivalents or the assumption or retirement of Indebtedness with respect to the asset or property subject to such Asset Disposition, or any combination of the foregoing.

          "Collateral Agent" means JPMorgan Chase Bank, as successor to The
           ----------------
Chase Manhattan Bank, in its capacity as Collateral Agent for the Secured Parties under the Loan Documents, and shall include any successor to the Collateral Agent.

          "EBITDA" means for any Person for any period, the net income of such
           ------
Person for such period, plus (a) the sum of the following amounts of such Person for such period determined in conformity with GAAP to the extent included in the determination of such net income: (i) depreciation expense, (ii) amortization expense and all other non-cash expenses and charges, (iii) interest expense,
(iv) income tax expense and (v) extraordinary losses (and other losses on sales or other dispositions of assets not otherwise included in extraordinary losses determined in conformity with GAAP), plus (b) proceeds actually paid during such period to the Borrower or any Subsidiary from business interruption insurance and condemnation proceeds from a temporary taking, less (c) extraordinary gains of such Person determined in conformity with GAAP to the extent included in the determination of such net income (and other gains on sales or other dispositions of assets not otherwise included in extraordinary gains determined in conformity with GAAP), plus (d) an amount equal to any equity contributed to or issued by the

Borrower to cure a default under Section 7.03(c), with such amount deemed to be included in EBITDA as of the date on which such default first occurred.

          "Increasing Rate Term Loan Facility" means the collective reference to
           ----------------------------------
(i) the Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999, among the Borrower, the lenders from time to time parties thereto and JPMorgan Chase, as administrative agent for such lenders and (ii) any other document governing Indebtedness incurred pursuant to Section 6.02(f)(i)(A) including any "Notes" issued thereunder or in connection therewith.

          "Indebtedness" means as to any Person, without duplication, (i) all
           ------------
indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of any asset (including Forward Purchase Obligations but excluding Contingent Purchase Obligations) or services; (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any asset owned by such Person, whether or not such Indebtedness has been assumed by such Person (it being understood and agreed that the amount of such Indebtedness under this clause (iii) shall be deemed to be the lesser of the fair market value (as determined in the reasonable judgment of the Borrower) of such asset and the principal amount of such Indebtedness), (iv) Capital Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Guarantee Obligations of such Person, (vii) solely for purposes of Sections 6.03 and 7.04, all net exposure of Derivative Obligations, including obligations under any Interest Rate Protection Agreement, Other Hedging Agreements or under any similar type of agreement or arrangement calculated in accordance with GAAP and (viii) Net Rental Payments; provided, that Indebtedness shall not include (a) trade payables incurred in the ordinary course of business, (b) except to the extent covered by clause (viii) above, operating lease obligations (including, without limitation, the lessee's obligations under (i) the Existing Operating Leases and the Permitted Sale/Leaseback Transactions and (ii) any other operating lease pursuant to which the Borrower, or any of its Subsidiaries or Joint Ventures, as lessee, leases all or any portion of a Hotel from the holder of an ownership or leasehold interest in such Hotel, as lessor) and (c) short term notes evidencing earnest money deposits until delivered to the payee.

          "Interest Coverage Ratio" means, for any Test Period, the ratio of (i)
           -----------------------
Total Adjusted EBITDA for such Test Period to (ii) Total Cash Interest Expense for such Test Period.

          "Issuing Bank" means JPMorgan Chase, in its capacity as the issuer of
           ------------
Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2.05. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Joint Venture" means with respect to any Person, at any date, any
           -------------
other Person in whom such Person directly or indirectly holds an Investment, and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date; provided that no Person shall be considered a Joint Venture solely because such Person is
                                                   ------
characterized as a partnership for tax purposes.

          "Lead Arranger and Book Manager" means J.P. Morgan Securities Inc., as
           ------------------------------
successor to Chase Securities Inc.


          "Net Cash Proceeds" means (a) for any Asset Disposition or Exchange,
           -----------------
the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received by Borrower or any of its Subsidiaries or Joint Ventures from any Asset Disposition or Exchange, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory, professional and other fees and expenses, including title and recording expenses, surveys, insurance premiums, Taxes and similar costs associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 90 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness pursuant to this Agreement, Indebtedness under the Increasing Rate Term Loan Facility and any Indebtedness constituting Permitted Secured Debt) which is secured by any of the respective assets which were the subject of such Asset Disposition or Exchange, including any premium, make-whole or breakage amount related thereto,
(iii) the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs or deferred payment is received as a result of such sale, (iv) all contractually required distributions and other payments made to other interest holders of any of the Borrower's Subsidiaries in connection with such Asset Disposition or Exchange, and (v) in each year, (I) the first $10,000,000 from Asset Dispositions and Exchanges in such year which would have constituted Net Cash Proceeds if Net Cash Proceeds were determined without this clause (v) plus
(II) the aggregate of the amount (if any) not deducted pursuant to clause (v)(I) in each previous year (commencing 2002) because the Net Cash Proceeds from all Asset Dispositions and Exchanges in such year (determined without giving effect to this clause (v)) were less than $10,000,000; provided, however, that (x) such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments (including indemnification payments, tax expenses and purchase price adjustments, to the extent the Borrower delivers to the Lenders a certificate signed by a Responsible Officer of such Borrower officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than one year following the date of the respective Asset Disposition or Exchange provided, however, such one year period shall be extended to the extent any amount of such proceeds is subject to a good faith dispute or claim), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Cash Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition, (y) with respect to any Asset Disposition or Exchange relating to the assets of a Joint Venture, such Net Cash Proceeds shall only include the portion of such Net Cash Proceeds received by the Borrower or any of its Subsidiaries and (z) with respect to any Exchange, Net Cash Proceeds shall be deemed to not have been received by the Borrower or any of its Subsidiaries while held by a Qualified Intermediary; and (b) in connection with any incurrence or issuance of Indebtedness, the cash proceeds received by the Borrower or any of its

Subsidiaries from such issuance or incurrence (with any proceeds of such Indebtedness required to be deposited in a reserve, escrow or other similar account not to be deemed received until released therefrom and paid to the issuer of such Indebtedness), net of (i) if such Indebtedness is incurred to refinance, renew or extend other Indebtedness permitted under Section 6.02 (other than Indebtedness pursuant to this Agreement, Indebtedness under the Increasing Rate Term Loan Facility and any Indebtedness constituting Permitted Secured Debt), the amount necessary to repay such other Indebtedness, including, without limitation, accrued but unpaid interest, any breakage costs, penalties, premium, and any other reasonable fees and expenses incurred in connection therewith, (ii) attorneys' fees, indemnification payments, filing and recording taxes, investment banking fees, accountants' fees, underwriting discounts and commissions, and (iii) other customary fees and expenses actually incurred in connection therewith.

          "Permitted Mezzanine Investment Entity" shall mean any Person in which
           -------------------------------------
the Borrower or any of its Subsidiaries makes an Investment in the form of a loan, so long as the Borrower or its Subsidiary is (or will be immediately after the making of such Investment) party to a management agreement or franchise agreement with respect to an asset owned by such entity on market terms as reasonably determined by the Borrower.

          "Recovery Event" means the actual receipt by the Borrower, any of its
           --------------
Subsidiaries or any of their Joint Ventures of any Insurance/Condemnation Proceeds.

          "Security Documents" means the collective reference to the Guaranty
           ------------------
and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Collateral Agent granting a Lien on any asset, including Real Property Assets, of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "Total Adjusted EBITDA" means, for any period without duplication, the
           ---------------------
product of (a) EBITDA of the Borrower and its Subsidiaries and Joint Ventures all on a combined basis in accordance with GAAP for such period (b) multiplied, in the case of each such Person, by the Allocation Percentage applicable to such Person.

          "Total Cash Interest Expense" means the sum of the total cash interest
           ---------------------------
expense in respect of Total Indebtedness for such period determined in conformity with GAAP (excluding interest capitalized in accordance with GAAP, amortization of deferred financing costs and other non-cash charges and expenses) minus cash interest income.

          3. The Credit Agreement is hereby amended by deleting the last sentence of the definition of "Subsidiary".

          4. Section 1.01 of the Credit Agreement is further amended by (i) deleting the definitions "Additional Basket Amount", "Adjustment Date", "Approved Procurement Savings", "Augmenting Lenders", "Chase", "Commitment Increase", "Core Assets", "HIA Reserve Amount", "Increase Effective Date", "Increasing Lender", "Initial Loans", "New Hotel", "New Hotel Indebtedness", "Non-Core Assets", "Non-Increasing Lender", "Permitted Portfolio Transaction", "Reinvestment Assets", "Reinvestment Deferred Amount", "Reinvestment Event", "Reinvestment Notice", "Reinvestment Prepayment Amount", "Reinstatement Prepayment Date", "Senior Secured Leverage Ratio", "Subsequent Borrowing",

"Total Leverage Ratio", "Unrestricted Assets", and "Unrestricted Subsidiary" and
(ii) inserting the following new definitions in the appropriate alphabetical order:

          "Additional Mortgaged Property" has the meaning provided in Section
           -----------------------------
5.10(a).

          "Additional Secured Debt" means Indebtedness of the Borrower, which
           -----------------------
may be guaranteed by the Subsidiary Guarantors, issued pursuant to a registered offering or a Rule 144A offering, which Indebtedness is to be secured pari passu
                                                                      ---- -----
under the Security Documents provided that (i) no maturities of such Indebtedness shall be prior to the Term Loan Maturity Date and (ii) the terms and conditions of such Indebtedness shall be reasonably satisfactory to the Administrative Agent, it being understood that Additional Secured Debt is not Permitted Debt Refinancing.

          "Affected Loans" has the meaning provided in Section 2.11(g).
           --------------

          "Consent Properties" means the Real Property set forth on Schedule XVI
           ------------------
to this Agreement.

          "Designated Excluded Properties Sale" means a sale or other
           -----------------------------------
disposition of an Excluded Property to the extent the Net Cash Proceeds thereof are utilized for Specified Purposes, it being understood that, if less than all of the Net Cash Proceeds of any such sale or disposition is not, concurrently with the consummation thereof, utilized for Specified Purposes, the Net Cash Proceeds not so utilized shall, at the election of the Borrower, either be (x) treated as the proceeds of an Asset Disposition (and applied as required by Section 2.11(f)) or (y) deposited in an escrow account with, and otherwise reasonably satisfactory to, the Administrative Agent, with the amounts so deposited to be released when needed to make expenditures for Specified Purposes, provided that all amounts (if any) in such escrow account at a time when the Obligations have become due and payable shall be released to the Collateral Agent to be applied to Loans, Increasing Rate Term Loans and Permitted Debt Refinancing as if such amounts were proceeds of an Asset Disposition being applied pursuant to Section 2.11(f).

          "Designated Percentage" means 100% less the lower of (i) 25% and (ii)
           ---------------------
the maximum percentage that will result in the amount of Net Cash Proceeds from an issuance of Indebtedness, an Asset Disposition and/or Exchange that the Borrower may retain under Sections 2.11(c) and/or (e) (i.e. that is not required to be applied to repay Indebtedness pursuant to Section 2.11(f)) not exceeding in the aggregate for all issuances of Indebtedness, Asset Dispositions and Exchanges effected (x) in the twelve months following the Second Amendment and Restatement Effective Date, $50 million or (y) in any subsequent consecutive 12-month period, $35 million (but limited to $15 million during the period from the second anniversary of the Second Amendment and Restatement Effective Date to the Revolving Loan Maturity Date) plus the amounts permitted by clause (x) and this clause (y) (as to any prior years) and not theretofore utilized.

          "Emergency Capital Expenditures" means all Capital Expenditures which
           ------------------------------
are required on an emergency or expedited basis (a) that the Borrower determines in good faith to be necessary to comply with or avoid penalties or other sanctions under any law, regulation, order, settlement or judgment applicable to the Borrower or any of its Subsidiaries or by which any of their properties may be bound, (b) which are necessary to the operation of any Hotel or other Real Property, whether or not in the ordinary course of business,
(c) made to avoid loss or damage to life or property or material interruption of business or (d) to be made to complete a project at a time that Permitted Expenditures could not be made in such amount pursuant to Section 6.06(h).

          "Emergency Capital Expenditures Amount" means, for each fiscal year of
           -------------------------------------
the Borrower, $25,000,000 plus the amount of Insurance/Condemnation Proceeds expended by the Borrower, its Subsidiaries and Joint Ventures during such year to the extent that such expenditure would come within clause (ii) of the definition of Net Insurance/Condemnation Proceeds.

          "Excluded Properties" means the Real Properties set forth on Schedule
           -------------------
XV to this Agreement plus any additional Real Property received by the Borrower or a Subsidiary as a result of an Exchange of an Excluded Property.

          "Existing Mortgage Debt" means any Indebtedness outstanding on the
           ----------------------
Second Amendment and Restatement Effective Date secured by a Lien on Real Property other than the Obligations and Indebtedness under the Increasing Rate Term Facility.

          "Existing Mortgage Refinancing" means the refinancing of any Existing
           -----------------------------
Mortgage Debt.


          "Insurance/Condemnation Proceeds" means an amount equal to: (i) any
           -------------------------------
cash payments or proceeds received by the Borrower or any of its Subsidiaries or Joint Ventures (a) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries or Joint Ventures under any policy of insurance required to be maintained under Section 5.05 (other than liability or business interruption insurance) in respect of a covered loss thereunder or (b) as a result of any non-temporary condemnation, taking, seizing or similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries or Joint Ventures by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable documented costs incurred by the Borrower or any of its Subsidiaries or Joint Ventures in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary or Joint Venture in respect thereof, (b) any bona fide direct costs incurred in connection with any disposition of such assets as referred to in clause (i)(b) of this definition, including income taxes reasonably estimated to be actually payable by the Borrower's consolidated group as a result of any gain recognized in connection therewith and (c) any payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Obligations) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such sale of assets or as a result of a covered loss.

          "JPMorgan Chase" means JPMorgan Chase Bank, as successor to The Chase
           --------------
Manhattan Bank.

          "Loan to Value Ratio" means the ratio (expressed as a percentage) of
           -------------------
the aggregate principal amount of Indebtedness incurred or issued pursuant to one incurrence or issuance under Section 6.02(m) to the aggregate value of the assets pledged or mortgaged to secure such Indebtedness (as determined in good faith by the Borrower).

          "Majority Lenders" means the holders of more than 50% in the aggregate
           ----------------
of (x) the outstanding principal amount of Term Loans, (y) the outstanding principal amount of the Increasing Rate Term Loans (or under any Permitted Debt Refinancing that refinances same) and (z) the Revolving Commitments (or the commitments under any Permitted Debt Refinancing that refinances the Revolving Loan Facility).

          "Maximum Permitted Expenditures Amount" means, for each fiscal year of
           -------------------------------------
the Borrower, (i) $125,000,000 plus (ii) the lesser of (x) the portion of the Maximum Permitted Expenditures Amount for the immediately preceding fiscal year not utilized to make Permitted Expenditures and (y) $30,000,000.

          "Mortgage" means a mortgage, deed of trust, deed to secure debt or
           --------
other customary applicable real property lien instrument (including, as appropriate, a security agreement, assignment of rents and leases and fixture filing) in a form reasonably acceptable to the Administrative Agent, with any changes to such form as may be necessary or appropriate to comply with the laws of applicable jurisdictions in which such Mortgage is to be filed, as it may be amended, supplemented or otherwise modified from time to time.

          "Mortgaged Property" means (i) the Real Property Assets listed on
           ------------------
Schedule XIV to this Agreement and (ii) each Additional Mortgaged Property.

          "Net Cash Proceeds Notice" means a written notice executed by a
           ------------------------
Responsible Officer stating that (i) no Event of Default has occurred and is continuing and (ii) the Borrower intends to use the Designated Percentage or 100%, as the case may be, of the Net Cash Proceeds of an Asset Disposition or an Exchange to repay outstanding Indebtedness in accordance with the priorities set forth in Section 2.11(f), and providing reasonable detail for computing such Net Cash Proceeds.

          "Net Insurance/Condemnation Proceeds" means with respect to any event
           -----------------------------------
or series of events an amount equal to: (i) Insurance/Condemnation Proceeds for such event less (ii) any investment or payment made within 365 days of the date of such event (which period shall be extended by the number of days such investment or payment is delayed due to force majeure) by the Borrower or any of its Subsidiaries or Joint Ventures for the renewal, improvement, reconstruction, repair, restoration or replacement of the affected assets of Borrower or its Subsidiaries or Joint Ventures (including reimbursement of the Borrower for expenditures previously made therefor) within 365 days of the date of such casualty or condemnation event (which period shall be extended by the number of days such investment or payment is delayed due to force majeure) provided that
(i) with respect to any Net Insurance/Condemnation Proceeds relating to the assets of a Joint Venture, such Net Insurance/Condemnation Proceeds shall only include the portion of such Net Insurance/Condemnation Proceeds received by the Borrower or any of its Subsidiaries and (ii) Net Insurance/Condemnation Proceeds received by any Subsidiary shall be reduced by all contractually required distributions and other payments made to other interest holders of such Subsidiary in connection with the receipt thereof.

          "New Secured Debt" means any Indebtedness incurred pursuant to Section
           ----------------
6.02(m).

          "Non-Guarantor Subsidiary" shall mean any Subsidiary that is not a
           ------------------------
Subsidiary Guarantor.

          "Permitted Debt Refinancing" means Indebtedness incurred or issued to
           --------------------------
replace or refinance the Indebtedness under the Increasing Rate Term Loan Facility or the Revolving Loan Facility, as the case may be, which Indebtedness shall either be (i) unsecured or (ii) secured by Liens under the Security Documents (on an equal and ratable basis with the remaining Obligations as set forth therein) provided that (A) no maturities of such Indebtedness shall be prior to the Term Loan Maturity Date and (B) the terms and conditions governing such Indebtedness shall be substantially similar to the terms and conditions governing the Increasing Rate Term Loan Facility or the Revolving Loan Facility, as the case may be, as determined by the Administrative Agent in its sole reasonable discretion.

          "Permitted Expenditures" means (x) Permitted Acquisitions, (y) Capital
           ----------------------
Expenditures and (z) Investments (which investments may not be made with assets at the time constituting Mortgaged Properties (except (I) in connection with the incurrence by a Wholly-Owned Special Purpose Subsidiary of New Secured Debt and
(II) Released Land), other Collateral or Excluded Properties (except in connection with a transaction permitted under Section 6.03(q)) in (i) a Non-Guarantor Subsidiary, (ii) a Permitted Mezzanine Investment Entity and/or
(iii) a Joint Venture, with the amount of a Permitted Expenditure made with assets other than cash or Cash Equivalents to be the fair market value thereof as determined in good faith by the Borrower; provided that in determining the aggregate amount of Permitted Expenditures for purposes of complying with
Section 6.06(h), (a) the value of property contributed by the Borrower or any Subsidiary to (I) a Wholly-Owned Special Purpose Subsidiary in connection with its incurrence of New Secured Debt or Existing Mortgage Refinancing secured by such property and (II) a Joint Venture to the extent all of the Borrower's or Subsidiary's equity ownership interests in such Joint Venture are subjected to the Lien of the Security Documents and (b) loans to and equity invested in the new owner of properties disposed of in a Permitted Structured Disposition shall not be deemed to constitute Permitted Expenditures.

          "Permitted Investments" has the meaning provided in Section 6.06.
           ---------------------

          "Permitted Secured Debt" at any time, means and includes any Permitted
           ----------------------
Debt Refinancing and any Additional Secured Debt then outstanding.

          "Permitted Structured Disposition" means an Asset Disposition or
           --------------------------------
series of Asset Dispositions to the extent (x) in connection therewith, the Borrower or any Subsidiary provides equity or debt financing to the new owner of the assets the subject of such Asset Disposition and (y) as a result of such equity or debt financing being provided, generates, in the opinion of the Chief Financial Officer of the Borrower, greater Net Cash Proceeds at the time of such Asset Disposition (on an after-tax basis without taking any offsetting losses into account) than would have been generated (on an after-tax basis without taking any offsetting losses into account) if such Asset Disposition had been made for 100% Cash Consideration on a non-tax structured basis.

          "Qualified Intermediary" means a "qualified intermediary" under
           ----------------------
Section 1031 of the Code.

          "Real Property Asset" means, at any time of determination, any real
           -------------------
property interest (whether leasehold, fee or otherwise) owned by a Loan Party (or a Person that is then required to become a Loan Party under Section 5.10(b)) in any domestic U.S. or Canadian Real Property which may be encumbered by a Mortgage without any violation of, incurrence of sanctions under, or requirement to obtain a consent from, or make a payment (other than a nominal one) to, the counterparty (other than the Borrower or its Subsidiaries) under, any lease, ground lease, management agreement, franchise agreement, purchase money mortgage or other pre-existing contractual arrangement (including the organizational documents of a Special Purpose Subsidiary (but of no other Person)), in each case binding upon such Loan Party in respect of such Real Property.

          "Released Land" means non-income generating undeveloped land
           -------------
neighboring a Hotel subject to a Mortgage, which land is included in such Mortgaged Property subject to such Mortgage, to the extent such land is ancillary to, and not required by, the operation of such Hotel, which land has, at the request of the Borrower, been released by the Collateral Agent from the Lien of such Mortgage (and which land is hereby authorized to be so released provided that such land shall, concurrently with such release, be contributed or transferred to a Joint Venture, and the ownership interests of such Joint Venture held by the Borrower and its Subsidiaries shall be subjected to the Lien of the Security Documents).

          "Required Consents" has the meaning provided in Section 5.10(a).
           -----------------

          "Second Amendment and Restatement" means the Second Amendment and
           --------------------------------
Restatement to this Agreement, dated as of January 16, 2002.

          "Second Amendment and Restatement Effective Date" shall mean the date
           -----------------------------------------------
the Second Amendment and Restatement became effective in accordance with its terms.

          "Specified Purposes" means (i) to avoid or to cure defaults, events of
           ------------------
defaults and/or covenant violations under Existing Mortgage Debt, (ii) make payments on Existing Mortgage Debt, (iii) refinance all or any part of any Existing Mortgage Debt, and/or (iv) extend maturities of and/or other payments on, or other obligations under, Existing Mortgage Debt.

          5. Section 2.08(a) of the Credit Agreement is hereby amended by deleting the reference "Section 2.11(e)" appearing therein and inserting the reference "Section 2.11(h)" in lieu thereof.

          6. Section 2.09 of the Credit Agreement is hereby amended by (x) inserting in clause (b) thereof after the second reference to "Total Revolving Commitment" the phrase "pursuant to this Section 2.09(b)" and (y) deleting clauses (d) and (e) in their entirety.

          7. Section 2.11 of the Credit Agreement is hereby amended by (i) deleting clauses (c), (d) and (f) in their entirety; (iii) redesignating clause
(e) as clause (h); and (iv) inserting therein the following new clauses (c),
(d), (e), (f) and (g) immediately following clause (b) thereof:

          "(c) In addition to any other mandatory prepayments pursuant to this
Section 2.11, promptly following the receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of the Borrower or any of its Subsidiaries (other than any Permitted Debt Refinancing), the Borrower shall apply 100% (or the Designated Percentage in the case of an Existing Mortgage Refinancing) of such Net Cash Proceeds in accordance with Section 2.11(f).

          (d)  In addition to any other mandatory prepayments pursuant to this
Section 2.11, within five Business Days following the receipt by the Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds, the Borrower shall apply 100% of such Net Insurance/Condemnation Proceeds in accordance with
Section 2.11(f).

          (e)  In addition to any other mandatory prepayments pursuant to this
Section 2.11, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Disposition made pursuant to Section 6.05(d), (e) or (i) or any Exchange, then the Borrower shall within five Business Days following the receipt of such Net Cash Proceeds (A) deliver a Net Cash Proceeds Notice to the Administrative Agent and (B) apply the Designated Percentage of such Net Cash Proceeds in accordance with Section 2.11(f).

          (f) The Net Cash Proceeds required to be applied in accordance with this Section 2.11(f) shall be applied (A) first, to the extent the Indebtedness which gives rise to such payment obligation is purchase money Indebtedness (including Capital Lease Obligations) or Assumed Indebtedness, to finance the related acquisition, (B) second, to prepay the Scheduled Repayments (if any) due during the calendar year in which such Net Cash Proceeds are received (in direct order of maturity) and (C) third, to repay outstanding Loans, Increasing Rate Term Loans (or any Permitted Debt Refinancing that refinanced same) and loans (if any) under any Permitted Debt Refinancing that refinanced the Revolving Loan Facility, pro rata (based on the principal amount of Term Loans then outstanding, the principal amount of Increasing Rate Term Loans then outstanding (or of the loans under any Permitted Debt Refinancing that refinanced the same) and the then Total Revolving Commitment (or the total commitments under any Permitted Debt Refinancing that refinanced the Revolving Loan Facility)), with any repayment of Revolving Loans pursuant to this Section 2.11(f) as a result of
(x) the incurrence of New Secured Debt or Additional Secured Debt or (y) an Asset Disposition or Exchange of a Mortgaged Property or Excluded Property (whether or not constituting a Mortgaged Property but other than an Excluded Property disposed of pursuant to a Designated Excluded Properties Sale) to reduce the Total Revolving Commitment in the amount of such repayment.

          (g) If the Borrower is required by this Section 2.11 (other than Section 2.11(h)) to repay any Eurodollar Loans and such prepayment will result in the Borrower being required to pay breakage costs under Section 2.16 (any such Eurodollar Loans, "Affected Loans"), the Borrower may elect, by notice to the Administrative Agent, to have the provisions of the following sentence be applicable. At the time any Affected Loans are otherwise required to be repaid, the Borrower may elect to deposit 100% (or such lesser percentage elected by the Borrower) of the aggregate principal amount that otherwise would have been repaid in respect of the Affected Loans with the Administrative Agent to be held as security for the Obligations pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be released from such cash collateral account (and applied to repay the principal amount of such Loans) upon each occurrence thereafter of the last day of an Interest Period applicable to the relevant Loans (or, such earlier date or dates as shall be requested by the Borrower), with the amount to be so released and applied on the last day of each Interest Period to be the amount of the Loans to which such Interest Period applies (or, if less, the amount remaining in such cash collateral account)."

          8. Article III of the Credit Agreement is hereby amended by (i) changing the reference in Section 3.02 thereof to "December 31, 1998" to read "December 31, 2000", (ii) adding at the end of said Section 3.02 the phrase "other than as described in filings made by the Borrower during 2001 with the SEC and/or as described in periodic financial reports delivered to the Administrative Agent by the Borrower during 2001" and (iii) deleting the phrase "and in good standing" the three places it appears in Section 3.03.

          9. Section 4.02 of the Credit Agreement is hereby amended by (x) deleting all of clause (a) thereof prior to the phrase "shall be" and inserting the phrase "Each of the representations and warranties of the Borrower contained in Sections 3.02, 3.03, 3.04, 3.05, 3.06 and 3.16 of this Agreement" and (y) inserting after the reference to "Default" in clause (b) thereof the phrase "under Section 7.01".

          10. The preamble to Article V of the Credit Agreement is hereby amended by deleting the phrase "(and each of its Unrestricted Subsidiaries with respect to Section 5.12 described below)".

          11. Section 5.02 of the Credit Agreement is hereby amended by (x) changing the reference in the first sentence thereof to "clause (i)" to read "clauses (j) and (k)" and (y) deleting the text "Reinvestment Events" in both instances where it appears in Section 5.02(f) and inserting the text "Exchanges" in lieu thereof.

          12.  Section 5.02 of the Credit Agreement is hereby further amended by
(i) deleting the text "and" appearing at the end of clause (h), (ii) redesignating clause (i) as clause (k) and (iii) inserting the following new clauses (i) and (j):

          "(i) as soon as available, and in any event no later than the last day of the following month after the end of every fiscal month, liquidity, cash flow and summary operating information for such fiscal month prepared by the Borrower in a form reasonably satisfactory to the Administrative Agent;

          (j) promptly after being requested by any Lender, a copy of all Phase I and Phase II environmental reports obtained by the Sponsors in connection with their due diligence prior to the consummation of the Transaction; and"

          13. Section 5.05 of the Credit Agreement is hereby amended by (i) inserting the phrase ", with such deductibles," immediately following the phrase "in at least such amounts" appearing in clause (b) thereof, (ii) inserting the word "casualty" immediately prior to the reference therein to "product liability" and (iii) inserting the following sentence at the end of such Section:

     "Each such policy of insurance pertaining to the Mortgaged Properties (i) shall name the Administrative Agent as an additional insured and/or loss payee thereunder with regard to the liability and other similar types of insurance and (ii) shall provide for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such liability policies."

          14. Section 5.07 of the Credit Agreement is hereby amended by adding after the reference therein to "Promptly" the phrase "after the Borrower has knowledge thereof".

          15. Section 5.10(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a) At the expense of the Borrower, (i) make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time (subject to the rights and interests in connection with Liens permitted by Section 6.03(g)) such customary vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral covered by the Security Documents as the Collateral Agent may reasonably require, (ii) use commercially reasonable efforts to obtain, with respect to each Consent Property, the consents required to be obtained to permit such Consent Property to be subjected to the Lien of the Security Documents (the "Required Consents") and (iii) in the event that (w) any Loan Party (or any Person then required to become a Loan Party under Section 5.10(b)) acquires a Real Property Asset (including pursuant to any Exchange other than an Exchange in respect of an Excluded Property not constituting a Mortgaged Property) and such interest has not otherwise been made subject to the Lien of the Security Documents in favor of the Collateral Agent, (x) any Real Property subject to a Lien securing Existing Mortgage Debt becomes Unencumbered (other than temporarily with respect to Exchanges and Existing Mortgage Refinancings), (y) the Required Consents are obtained in respect of any Consent Property and/or (z) any Loan Party owns any Excluded Property that has not been pledged, mortgaged or otherwise encumbered as of the first anniversary of the Second Amendment and Restatement Date, then the Person (which if not theretofore a Loan Party shall become a Loan Party as otherwise provided for in Section 5.10(b)) acquiring such Real Property Asset or owning such newly Unencumbered Real Property or such Consent Property shall promptly (and in any event within (I) 60 days of the date of the occurrence of the respective event described in clauses (ii)(w), (ii)(x) or (ii)(y) above (or if the Real Property Asset being acquired is under development, the date of the completion of construction on or development of such Real Property Asset) or (II) with respect to such Excluded Properties, 60 days after such first anniversary of the Second Amendment and Restatement Effective Date) (unless, in a situation not involving (m) receiving Real Property upon an Exchange of a Mortgaged Property or (n) the required mortgaging of an Excluded Property, the Administrative Agent otherwise consents, in its reasonable discretion, based on the economic or other burdens (including without limitation high mortgage or other filing taxes) of effecting the following): execute and deliver to the Administrative Agent (1) a Mortgage and other customary documents ancillary thereto (each such Real Property Asset mortgaged pursuant hereto, an "Additional Mortgaged Property"), (2) an opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) in the state or province in which such Additional Mortgaged Property is located with respect only as to the enforceability of the Mortgage to be recorded in such state and otherwise in form and substance reasonably satisfactory to the Administrative Agent, subject to customary assumptions, qualifications and exceptions, (3) such financing statements, instruments and other customary ancillary documents to be filed as a matter of record in connection with the granting and perfection of the Liens and security interests of the Mortgages in the jurisdiction of such Additional Mortgaged Property, and (4) such other documents as the Administrative Agent deems reasonably necessary or advisable to create in favor of the Collateral Agent, for the benefit of the Lenders a valid and enforceable, first-priority perfected security interest in and Lien on such Additional Mortgaged Property superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in each case in form and substance reasonably satisfactory to the Administrative Agent and consistent with customary practice in the applicable jurisdiction."

          16. Article V of the Credit Agreement is hereby amended by (i) deleting Section 5.11 in its entirety, (ii) renaming Section 5.12 as Section 5.11, (iii) deleting in current Section 5.12 the phrase "Unrestricted Subsidiary or" and (iv) changing the last sentence thereof to read:

     "Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which could result in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any Joint Venture in a bankruptcy, reorganization or other insolvency proceeding."

          17. Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "SECTION 6.01. Interest Coverage Ratio. Permit the Interest Coverage
                         -----------------------
Ratio (x) for any Test Period ending on or prior to September 30, 2003, to be less than 1.05 to 1.00 and (y) for any Test Period ending on or after December 31, 2003, to be less than 1.25 to 1.00."

          18. Section 6.02(d) of the Credit Agreement is hereby amended by (x) deleting the phrase "increasing, or" therein and (y) adding after the phrase "Liens on assets" therein the phrase "(other than as permitted under Section 6.03(q))".

          19. Section 6.02(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(f) (i) Indebtedness of the Borrower (A) of not more than $482,000,000 in respect of the Increasing Rate Term Loan Facility and/or
     (B) in respect of any Senior Notes or Additional Secured Debt, the proceeds of which are applied as required in Section 2.11 and (ii) Guarantee Obligations of any Subsidiary Guarantor in respect of Indebtedness incurred pursuant to clause (f)(i);".

          20. Section 6.02(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(i) any Permitted Debt Refinancing;".

          21.  Section 6.02 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (k) thereof and (ii) deleting clause (l) in its entirety and inserting the following new clauses (l) and (m) in lieu thereof:

          "(l) Indebtedness in an aggregate principal amount not to exceed $15,000,000 at any time outstanding secured by Liens under the Security Documents (on a pari passu basis with the Obligations as set forth therein); and

          (m) Indebtedness not otherwise permitted by the foregoing provisions in this Section 6.02 to the extent secured by Liens permitted by Section 6.03(r)."

          22. Section 6.03(f) of the Credit Agreement is hereby amended by inserting after the reference therein to "refinancings" the phrase ", refundings, renewals or extensions".

          23. Section 6.03(h) of the Credit Agreement is hereby amended by adding at the end thereof prior to the semicolon the phrase "(which Liens will secure pari passu all secured Permitted Debt Refinancing and all Additional Secured Debt)".

          24. Section 6.03(k) of the Credit Agreement is hereby amended by deleting the reference "Sections 6.02(h), (i) and (j)" and inserting the reference "Section 6.02(h)" in lieu thereof.

          25.  Section 6.03 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (o) thereof, (ii) deleting the period appearing at the end of clause (p) and inserting a semicolon in lieu thereof and (iii) inserting the following new clauses (q) and (r) immediately following clause (p) thereof:

          "(q) Liens granted after the Second Amendment and Restatement Effective Date to encumber any Excluded Property in connection with a Specified Purpose; and

          (r) Liens on Real Property (x) included in the Mortgaged Properties immediately prior to the granting of such Liens and/or (y) constituting Excluded Properties (whether or not then Mortgaged Properties) to secure Indebtedness incurred after the Second Amendment and Restatement Effective Date not permitted by Sections 6.02(a) through (m), provided that (i) such Liens are created concurrently with the incurrence of such Indebtedness,
     (ii) the value of all Real Property subject to the Liens permitted by this clause (r) (determined for any Mortgaged Property at the time released from the Collateral to secure Indebtedness pursuant to this clause (r) or for Excluded Properties not then included in the Collateral at the time such Lien is created) shall not exceed $350 million in the aggregate and (iii) the Loan to Value Ratio of any such Indebtedness to the Real Property securing same shall not be less than 60% at the time of the incurrence of such; it being agreed that the Collateral Agent will release Real Property from the Liens created by the Security Documents without the consent or action of any other Lender to the extent appropriate to give effect this clause (r), provided that notwithstanding any other provision of this Agreement, the $350 million limit set forth above in this clause (r) may be increased with (and only with) the consent of the Majority Lenders as set forth above".

          26. Section 6.04 of the Credit Agreement is hereby amended by (x) changing the "; and" at the end of clause (c) thereof to a period and (y) deleting all of clause (d) thereof.

          27. Section 6.05(a) of the Credit Agreement is hereby amended by deleting (x) the reference therein to "(i)" and (y) the phrase "and (ii) Unrestricted Assets".

          28. Section 6.05(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(c) a transaction involving a like-kind exchange under, pursuant to and in compliance with Section 1031 of the Code ("Exchanges"); provided that (x) the property received by the Borrower or its Subsidiary upon an Exchange of a Mortgaged Property or Excluded Property must be a Real Property Asset and (y) within five Business Days following the date of consummation of any Exchange, the Borrower shall deliver a Net Cash Proceeds Notice with respect thereto and any Net Cash Proceeds in respect thereof shall applied in accordance with
Section 2.11(f);".

          29. Section 6.05(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(d) Asset Dispositions (including pursuant to Buy/Sell Agreements) which in each case shall be for an amount equal to at least the fair market value thereof (as determined by the senior management of the Borrower) for at least 75% Cash Consideration (other than in connection with a Timeshare Development Transaction, the Disposition of which shall not be subject to such limitation); provided that (i) within five Business Days following the date of consummation of any such Asset Disposition, the Borrower shall deliver a Net Cash Proceeds Notice and any Net Cash Proceeds thereof shall be applied as required under Section 2.11(f) and (ii) such Asset Disposition may be for less than 75% Cash Consideration if it constitutes a Permitted Structured Disposition;".

          30.  Section 6.05 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (h) thereof, (ii) replacing the period appearing at the end of clause (i) thereof with a semicolon and (iii) inserting the following new clauses (j) and (k):

          "(j) Designated Excluded Properties Sales; and

          (k)  Liens permitted by Section 6.03."

          31. Section 6.06 of the Credit Agreement is hereby amended by (x) inserting after the reference to "Person" in the preamble the phrase "or make any Capital Expenditures" and (y) inserting the phrase "for the following ("Permitted Investments")" immediately following the word "except" appearing in the preamble thereof.

          32. Section 6.06(d) of the Credit Agreement is hereby amended by adding after the first reference to "non-Wholly-Owned Subsidiary" therein the phrase "entered into prior to the Second Amendment and Restatement Effective Date".

          33. Section 6.06(f) of the Credit Agreement is hereby amended by (x) replacing the reference to "the proviso in (g) below" with the phrase "clause
(h) below" and (y) adding at the end of such Section the phrase "and provided further that any Investment permitted by this Section 6.06(f) that constitutes, directly or indirectly, a Permitted Expenditure can only be made if permitted by
Section 6.06(h)".

          34. Section 6.06(g) of the Credit Agreement is hereby deleted and a new section 6.06(g) is added to read: "(g) Investments constituting Exchanges;" and Section 6.06(h) of the Credit Agreement is hereby amended by deleting the defined term "Permitted Acquisitions" appearing therein and inserting in lieu thereof the following:

     "Permitted Expenditures, provided that (i) the aggregate amount expended for all Permitted Expenditures, other than Emergency Capital Expenditures, in any year shall not exceed the Maximum Permitted Expenditure amount for such year and (ii) the aggregate Emergency Capital Expenditures made in any year shall not exceed the Emergency Capital Expenditure Amount for such year; or".

          35.  Section 6.06(i) of the Credit Agreement is hereby deleted and
Section 6.06(j) is hereby amended to read in its entirety as follows:

          "(i) Investments by the Borrower and its Subsidiaries received as non-cash consideration for, or remaining after giving effect to, any Disposition permitted by Section 6.05(c), (d) and (e); provided that such assets
                                           --------
constituting such non-cash consideration shall be pledged to the Collateral Agent as collateral to secure the Obligations of the Borrower and its Subsidiaries."

          36. Section 6.07 is hereby amended by (i) deleting clause (b) thereof in its entirety, (ii) redesignating clause (c) thereof as clause (b) redesignating clause (d) thereof as clause (c) and redesignating clause (e) thereof as clause (d) and (iii) deleting the last paragraph thereof in its entirety.

          37. Section 6.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.08 Payments and Modifications of Certain Debt Instruments,
                        ------------------------------------------------------
Preferred Stock and Company Documents. (a) Make or offer to make any payment,
-------------------------------------
prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to Senior Notes or any Permitted Debt Refinancing incurred to refinance the Increasing Rate Term Loan Facility other than interest payments expressly required by the terms thereof, (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Senior Note Indenture, or the Increasing Rate Term Loan Facility or any Indebtedness assumed or issued to replace or refinance the Increasing Rate Term Loan Facility or Revolving Loan Facility (including any Permitted Debt Refinancing) but other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee, (c) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the New Preferred Stock in a manner which (x) would increase the amount of Dividends or shorten the time of payments thereon, shorten the time for any scheduled redemption, or increase the amount thereof or add any additional rights to the holders thereof to receive mandatory redemptions or add covenants restricting the operations of the Borrower and its Subsidiaries (other than Special Purpose Subsidiaries) or (y) would be reasonably likely to be materially adverse to the Lenders or (d) amend, modify or change its certificate of incorporation or articles of incorporation (including, without limitation, by the filing or modification of any certificate of designation) articles of association or certificate of formation limited liability company agreement by-laws (or the equivalent organizational documents) which would be reasonably likely to be materially adverse to the Lenders."

          38. Section 6.09 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "SECTION 6.09 Transactions with Affiliates. Enter into any
                        ----------------------------
     transaction, including any purchase, sale, lease or exchange of assets, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate; provided that the following shall in any event be permitted: (i) the Transaction; (ii) intercompany transactions among the Borrower and its Wholly-Owned Subsidiaries, and its other Subsidiaries, and loans and advances to current and former employees, to the extent expressly permitted by Sections 6.06 and 6.07, shall be permitted; (iii) the Borrower and its Subsidiaries may enter into employment arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business; (iv) the payment of consulting or other fees to the Borrower by any of its Subsidiaries in the ordinary course of business, and (v) the Borrower may make payments in respect of indemnity obligations, purchase price adjustments and other similar payments pursuant to the Securities Purchase Agreement. In no event shall any management, consulting or similar fee be paid or payable by the Borrower or any of its Subsidiaries to any Person except as specifically provided in this Section
     6.09 other than pursuant to employment and severance agreements approved by the compensation committee of Borrower's Board of Directors, provided, however, that in no event shall any management, consulting or similar fees be paid or payable to any of the Sponsors or any of their Affiliates."

          39. Section 6.17 of the Credit Agreement is hereby deleted in its entirety.

          40. Section 7.03 of the Credit Agreement is amended to read in its entirety as follows:

          "SECTION 7.03 Covenants. (a) The Borrower shall default in the
                        ---------
     observance or due performance of any term, covenant or agreement contained in Article 5 or Article 6 or other term, covenant or agreement contained in this Agreement or any other Loan Document (except as provided otherwise in this Section 7.03 or in this Article 7), provided that if such covenant breach was not intentional and is susceptible of being cured, the Borrower shall have the right to cure such covenant breach within thirty (30) days of receipt of notice from the Administrative Agent;

          (b) the Borrower shall default in the observance or due performance of any term, covenant or agreement contained in Sections 5.01, 5.02, 5.07(a) and (e), 5.10, 6.03, 6.04, 6.06, 6.07, 6.08, 6.13, 6.14, 6.15 and
     6.17; or

          (c) the Borrower shall default in the observance of the provisions set forth in Section 6.01 and such default shall continue unremedied for a period of 60 days after notice by the Borrower to the Administrative Agent; provided that equity contributed to or issued by the Borrower during such 60 day period shall be added to and included in the determination of EBITDA for the Borrower as provided in the definition of EBITDA."

          41. Section 7.04 of the Credit Agreement is hereby amended in its entirety as follows:

          "SECTION 7.04 Default Under Other Agreements. The Borrower or any of
                        ------------------------------
its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation in respect of Indebtedness, and the Increasing Rate Term Loans but excluding the Loans and Non-Recourse Indebtedness) on the scheduled or original due date with respect thereto beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or otherwise given in writing by the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary); or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or otherwise given in writing by the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary); or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, and any grace period applicable thereto shall have expired; the effect of which default or other event or condition described in clauses (i), (ii) or (iii) above is to cause, or permit the holder or beneficiary of such Indebtedness or a trustee or agent on behalf of such Holder or beneficiary to cause, with the giving of notice of refund, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause
(i), (ii) or (iii) of this Section 7.04 shall not at any time constitute a Default or an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) above shall have occurred and be continuing with respect to such Indebtedness, such Indebtedness shall have become due and payable and the outstanding principal amount of such Indebtedness shall exceed in the aggregate $25,000,000; or".

          42. Section 7.08 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the semicolon at the end of said Section:

          ", or any Loan Party shall default in the observance or due performance of any term, covenant or agreement contained in the Security Documents and such default, if not a default in delivering Collateral (other than Intercompany indebtedness) or effecting necessary filings or recordings (or providing authorization to the Collateral Agent to permit it to make necessary filings and/or recordings) shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or".

          43. Section 8.01(b) of the Credit Agreement is hereby amended in its entirety to read:

          "(b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8/th/ Floor, New York, New York 10081, Attention of Loan and Agency Services (Telecopy No. (212) 552-5701), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of John Mix (Telecopy No. (212) 270-3513);"

          44. It is hereby agreed by all parties that, until such time as Mortgages with respect to at least 90% of the Mortgaged Properties listed on
Schedule XIV hereto have been recorded in the appropriate recording offices, no Revolving Loan and no Swingline Loan, may be incurred, or no new Letter of Credit may be issued, if, after giving effect to such incurrence or issuance, the aggregate Revolving Extensions of Credit of all Lenders would exceed $400,000,000.

          45. Annex A to the Credit Agreement is hereby deleted in its entirety.

          46. The Credit Agreement is hereby further amended by deleting Schedules I, II and VI and inserting new Schedules XIV, XV and XVI attached hereto.

          47. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby consent to the amendments, consents or other modifications to the Increasing Rate Term Loan Facility, dated as of January 16, 2002 substantially in the form attached as Annex I hereto.

          48. It is hereby agreed that upon the request of the Majority Lenders and the agreement by the Majority Lenders to pay any mortgage tax or other recordation tax related thereto, the Borrower will execute and deliver a Mortgage and other customary documents in connection with the granting and perfection of Liens and security interests on the Wyndham Gardens Hotel located in East Elmhurst, New York (Wyndham LaGuardia).

II.       Miscellaneous
          -------------

          1. In order to induce the undersigned Lenders to enter into this Second Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment and Restatement Effective Date after giving effect to this Second Amendment and Restatement and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Second Amendment and Restatement Effective Date after giving effect to this Second Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Second Amendment and Restatement Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

          2. This Second Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Second Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS SECOND AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          5. This Second Amendment and Restatement shall become effective on the date (the "Second Amendment and Restatement Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113);

          (ii) each Loan Party owning a Mortgaged Property listed on Schedule XIV attached hereto shall have executed and delivered to the Administrative Agent with respect to such Mortgaged Property: (w) a Mortgage and other customary documents ancillary thereto, (x) an opinion of counsel in the state in which such Mortgaged Property is located with respect to only the enforceability of the Mortgage to be recorded in such state and otherwise in form and substance reasonably satisfactory to the Administrative Agent, subject to customary assumptions, qualifications and exceptions, (y) such financing statements, instruments and other customary ancillary documents to be filed as a matter of record in connection with the granting and perfection of the Liens and security interests of the Mortgages in the jurisdiction of such Mortgaged Property, and
(z) such other documents as the Administrative Agent deems reasonably necessary or advisable to create in favor of the Collateral Agent, for the benefit of the Lenders a valid and enforceable, first-priority perfected security interest in and Lien on such Mortgaged Property superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in each case in form and substance reasonably satisfactory to the Administrative Agent and consistent with customary practice in the applicable jurisdiction;

provided that notwithstanding anything to the contrary contained in this Section 5, the parties agree that (x) so long as the Loan Parties are satisfying such conditions on a continuing basis during such period, the Loan Parties shall have to and including February 28, 2002 to satisfy all of the conditions in clauses
(ii), (iii), (iv), (v),(vi) and (vii) of the this Section 5 and (y) the failure of the Loan Parties to complete all such conditions by February 28, 2002 shall constitute an Event of Default unless waived by the Majority Lenders.

          (iii) each Person theretofore a Loan Party and each Subsidiary then first becoming a Loan Party shall have executed and delivered to the Administrative Agent (x) an amended and restated Guaranty and Collateral Agreement which will include in the Collateral, inter alia, all management
                                                ----- ----
agreements, franchise agreements and intellectual property, (y) such financing statements, instruments and other customary ancillary documents to be filed as a matter of record in connection with the granting and perfection of the Liens and security interests in such Collateral, in the appropriate filing offices and (z) such other documents as the Administrative Agent deems reasonably necessary or advisable to create in favor of the Collateral Agent, for the benefit of the Lenders a valid and perfected security interest in and Lien on the proceeds of such Collateral, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens) in each case in form and substance reasonably satisfactory to the Administrative Agent and consistent with customary practice in the applicable jurisdiction;

          (iv) the Administrative Agent shall have received from each Loan Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Second Amendment and Restatement and such resolutions shall be satisfactory to the Administrative Agent;

          (v) the Administrative Agent shall have received from each Loan Party to the extent not previously delivered pursuant to the Credit Agreement a certificate, dated the Second Amendment and Restatement Effective Date, substantially in the form of Exhibit E to the Credit Agreement with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws, operating agreement or other equivalent organizational documents of such Loan Party and the resolutions of such Loan Party referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent;

          (vi) the Administrative Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Loan Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment and Restatement Effective Date in form and substance satisfactory to the Administrative Agent and the Required Banks, and covering such matters incident to this Second Amendment and Restatement as the Administrative Agent may reasonably request (including an opinion as to the perfection of security interests in the assets of the Borrower and its Subsidiaries granted pursuant to the Security Documents);

          (vii) the Administrative Agent shall have received to the extent not previously delivered pursuant to the Credit Agreement (i) the certificates representing the shares of certificated capital stock pledged pursuant to the Guaranty and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledge thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guaranty and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof;

          (viii) an amendment and restatement of the Increasing Rate Term Loan Facility effecting (to the extent required) the amendments included herein shall have become effective;

          (ix) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Second Amendment and Restated Effective Date; and

          Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Second Amendment and Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Second Amendment and Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

          6. The Borrower shall pay each Lender which executed and delivered a counterpart to this Second Amendment and Restatement on or prior to 5:00 p.m. (New York time) on Thursday, January 24, 2002, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of the outstanding principal amount of the Term Loans and of the Revolving Commitment of such Lender on the Second Amendment and Restatement Effective Date, which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Second Amendment and Restatement Effective Date.

          7. From and after the Second Amendment and Restatement Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    * * * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                  WYNDHAM INTERNATIONAL, INC.,




                                      By
                                        ----------------------------------------
                                         Title:


                                  JPMORGAN CHASE BANK (as successor to The
                                      Chase Manhattan Bank),
                                      Individually and as Administrative Agent,




                                      By
                                        ----------------------------------------
                                         Title:


                                  J.P. MORGAN SECURITIES INC. (as successor to
                                      Chase Securities Inc.),
                                      as Lead Arranger and Book Manager




                                      By
                                        ----------------------------------------
                                         Title:

                                      NAME OF LENDER:




                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                    WYNDHAM INTERNATIONAL, INC.,


                                      By /s/ RICHARD A. SMITH
                                        ----------------------------------------
                                         Title: Executive Vice President
                                                and Chief Financial Officer


                                    JPMORGAN CHASE BANK (as successor to The
                                      Chase Manhattan Bank),
                                      Individually and as Administrative Agent,


                                      By /s/ THOMAS H. KOZIARK
                                        ----------------------------------------
                                         Title: Thomas H. Koziark
                                                Vice President


                                    J.P. MORGAN SECURITIES INC. (as successor to
                                      Chase Securities Inc.),
                                      as Lead Arranger and Book Manager


                                      By /s/ DANIEL POMBO
                                        ----------------------------------------
                                         Title: Daniel Pombo
                                                Vice President

                                BEAR STEARNS CORPORATE LENDING INC.


                                By: /s/ VICTOR BULZACCHELLI
                                   --------------------------------------------
                                   Name:  Victor Bulzacchelli
                                   Title: Managing Director

                                NAME OF LENDER:
                                BEAR STEARNS INVESTMENT PRODUCTS INC.


                                By: /s/ MARC SIMON
                                   --------------------------------------------
                                   Name:  Marc Simon
                                   Title: MD

                                Grayston CLO 2001-01 Ltd.
                                By: Bear Stearns Asset Management Inc.
                                as its Collateral Manager


                                By: /s/ NEILL D. ROSENSWEIG
                                   --------------------------------------------
                                   Name:  Neill D. Rosensweig
                                   Title: Associate Director

                                J.P. MORGAN SECURITIES INC. as
                                Agent for JPMORGAN CHASE BANK


                                By: /s/ JOHN ABATE
                                   --------------------------------------------
                                   Name:  John Abate
                                   Title: Authorized Signatory

                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By: /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                   Michael Brown
                                   Authorized Signatory

                                SENIOR HIGH INCOME PORTFOLIO, INC.


                                By: /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                   Michael Brown
                                   Authorized Signatory

                                MASTER SENIOR FLOATING RATE TRUST


                                By: /s/ MICHAEL BROWN
                                   --------------------------------------------
                                   Michael Brown
                                   Authorized Signatory

                                AMMC CDO I, LIMITED
SECOND AMENDMENT AND             By: American Money Management Corp.,
RESTATEMENT TO THE                   as Collateral Manager
CREDIT AGREEMENT AMONG
WYNDHAM INTERNATIONAL, INC.     By: /s/ DAVID P. MEYER
                                   --------------------------------------------
                                   Name:  David P. Meyer
                                   Title: Vice President

                                NATIONAL WESTMINSTER BANK PLC
SECOND AMENDMENT AND             By: NarWest Capital Markets Limited, its Agent
RESTATEMENT TO THE               By: Greenwich Capital Markets, Inc., its Agent
CREDIT AGREEMENT AMONG
WYNDHAM INTERNATIONAL, INC.     By: /s/ HARRY PASCHALIDIS
                                   --------------------------------------------
                                   Name:  Harry Paschalidis
                                   Title: Vice President

                                ARES Leveraged Investment Fund, L.P.

                                By:  ARES Management, L.P.
                                Its: General Partner



                                By: /s/ CHRISTOPHER N. JACOBS
                                   ---------------------------------------------
                                       Christopher N. Jacobs
                                Title: Vice President

                                ARES Leveraged Investment Fund II, L.P.

                                By:  ARES Management II, L.P.
                                Its: General Partner



                                By: /s/ CHRISTOPHER N. JACOBS
                                   ---------------------------------------------
                                       Christopher N. Jacobs
                                Title: Vice President

                                ARES III CLO Ltd.

                                By: ARES CLO Management LLC,
                                    Investment Manager


                                By: /s/ CHRISTOPHER N. JACOBS
                                   ---------------------------------------------
                                  Christopher N. Jacobs
                                  Vice President

                                Ares IV CLO Ltd.

                                By: Ares CLO Management IV, L.P.,
                                    Investment Manager

                                By: Ares CLO GP IV, LLC,
                                    Its Managing Member


                                By: /s/ CHRISTOPHER N. JACOBS
                                   ---------------------------------------------
                                Name:  Christopher N. Jacobs
                                Title: Vice President

                                Ares V CLO Ltd.

                                By: Ares CLO Management V, L.P.,
                                    Investment Manager

                                By: Ares CLO GP V, LLC,
                                    Its Managing Member


                                By: /s/ CHRISTOPHER N. JACOBS
                                   ---------------------------------------------
                                Name:  Christopher N. Jacobs
                                Title: Vice President

                                NAME OF LENDER:


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                OAK HILL SECURITIES FUND, L.P.

                                By: Oak Hill Securities GenPar, L.P.
                                    its General Partner

                                By: Oak Hill Securities MCP, Inc.,
                                    its General Partner


                                By: /s/ SCOTT D. KRASE
                                   ---------------------------------------------
                                   Name:  Scott D. Krase
                                   Title: Vice President

                                NAME OF LENDER:


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                OAK HILL SECURITIES FUND II, L.P.

                                By: Oak Hill Securities GenPar II, L.P.
                                    its General Partner

                                By: Oak Hill Securities MCP II, Inc.,
                                    its General Partner


                                By: /s/ SCOTT D. KRASE
                                   ---------------------------------------------
                                   Name:  Scott D. Krase
                                   Title: Vice President

                                NAME OF LENDER:


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                OAK HILL CREDIT PARTNERS I, LIMITED

                                By: Oak Hill CLO Management, LLC
                                    as Investment Manager


                                By: /s/ SCOTT D. KRASE
                                   ---------------------------------------------
                                   Name:  Scott D. Krase
                                   Title: Authorized Person

                                TYLER TRADING, INC.


                                By: /s/ DON C. DAY
                                   ---------------------------------------------
                                   Name:  Don C. Day
                                   Title: Vice President

                                ELT LTD.


                                By: /s/ DIANA L. MUSHILL
                                   ---------------------------------------------
                                   Name:  Diana L. Mushill
                                   Title: Authorized Agent

                                JUPITER FUNDING TRUST


                                By: /s/ DIANA L. MUSHILL
                                   ---------------------------------------------
                                   Name:  Diana L. Mushill
                                   Title: Authorized Agent

                                LANDMARK CDO LIMITED,
                                By: Aladdin Asset Management LLC
                                    as Manager


                                /s/ JOHN M. JOHNSON
                                ------------------------------------------------
                                Name:  John M. Johnson
                                Title: Authorized Signatory

                                ELC (Cayman) Ltd. 1999-II, as a Lender

                                By: Institutional Debt Management, Inc., as
                                    Collateral Manager


                                By: /s/ MICHAEL AUDINO
                                ------------------------------------------------
                                Name:  Michael Audino
                                Title: Vice President

                                ELC (Cayman) Ltd. CDO Series 1999-I,
                                as a Lender

                                By: Institutional Debt Management, Inc., as
                                    Collateral Manager


                                By: /s/ MICHAEL AUDINO
                                ------------------------------------------------
                                Name:  Michael Audino
                                Title: Vice President

                                ELC (Cayman) Ltd. 1999-III, as a Lender

                                By: Institutional Debt Management, Inc., as
                                    Collateral Manager


                                By: /s/ MICHAEL AUDINO
                                ------------------------------------------------
                                Name:  Michael Audino
                                Title: Vice President

                                NAME OF LENDER:

                                SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research
                                    as Investment Advisor


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                EATON VANCE SENIOR INCOME TRUST
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                OXFORD STRATEGIC INCOME FUND
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                EATON VANCE CDO III, LTD.
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                EATON VANCE CDO IV, LTD.
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                COSTANTINUS EATON VANCE CDO V, LTD.
                                BY: EATON VANCE MANAGEMENT
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                GRAYSON & CO.
                                BY: BOSTON MANAGEMENT AND RESEARCH
                                    AS INVESTMENT ADVISOR


                                By: /s/ PAYSON F. SWAFFIELD
                                   ---------------------------------------------
                                   Name:  Payson F. Swaffield
                                   Title: Vice President

                                NAME OF LENDER:

                                GOLDMAN SACHS
                                CREDIT PARTNERS LLC


                                By: /s/ DAVID SOKESON
                                   ---------------------------------------------
                                   Name:  David Sokeson
                                   Title: Vice President

BATTERSON PARK CBO I

By: General Re-New England Asset Management,
    Inc., as Collateral Manager


By: /s/ SUSAN BOSWORTH
   -----------------------------------------
   Name:  Susan Bosworth
   Title: Vice President

                                NAME OF LENDER:

                                ALLSTATE LIFE INSURANCE COMPANY


                                By:  /s/ JERRY D. ZINKULA
                                   ---------------------------------------------
                                     Name:  Jerry D. Zinkula
                                     Title: Authorized Signatory


                                By:  /s/ PATRICIA W. WILSON
                                   ---------------------------------------------
                                     Name: Patricia W. Wilson
                                     Title: Authorized Signatory

                                NAME OF LENDER:

                                AIMCO CLO SERIES 2001-A


                                By:  /s/ JERRY D. ZINKULA
                                   ---------------------------------------------
                                     Name:  Jerry D. Zinkula
                                     Title: Authorized Signatory


                                By:  /s/ PATRICIA W. WILSON
                                   ---------------------------------------------
                                     Name: Patricia W. Wilson
                                     Title: Authorized Signatory

                                NAME OF LENDER:

                                AIMCO CDO SERIES 2000-A


                                By:  /s/ JERRY D. ZINKULA
                                   ---------------------------------------------
                                     Name:  Jerry D. Zinkula
                                     Title: Authorized Signatory


                                By:  /s/ PATRICIA W. WILSON
                                   ---------------------------------------------
                                     Name: Patricia W. Wilson
                                     Title: Authorized Signatory

                                NAME OF LENDER:

                                KATONAH II, LTD.


                                By: /s/ LEILA MAUDE
                                   ---------------------------------------------
                                   Name:  Leila Maude
                                   Title: Authorized Officer
                                          Katonah Capital, L.L.C.
                                          as Manager

                                NAME OF LENDER:

                                AG CAPITAL FUNDING PARTNERS, L.P.,
                                BY: ANGELO, GORDON & CO., L.P.,
                                    AS INVESTMENT ADVISOR


                                By: /s/ JOHN W. FRASER
                                   ---------------------------------------------
                                   Name:  John W. Fraser
                                   Title: Managing Director

                                NAME OF LENDER:

                                NORTHWOODS CAPITAL, LIMITED
                                BY: ANGELO, GORDON & CO., L.P.,
                                    AS COLLATERAL MANAGER


                                By: /s/ JOHN W. FRASER
                                   ---------------------------------------------
                                   Name:  John W. Fraser
                                   Title: Managing Director

                                NAME OF LENDER:

                                NORTHWOODS CAPITAL II, LIMITED
                                BY: ANGELO, GORDON & CO., L.P.,
                                    AS COLLATERAL MANAGER


                                By: /s/ JOHN W. FRASER
                                   ---------------------------------------------
                                   Name:  John W. Fraser
                                   Title: Managing Director

                                NAME OF LENDER:

                                NORTHWOODS CAPITAL III, LIMITED
                                BY: ANGELO, GORDON & CO., L.P.,
                                    AS COLLATERAL MANAGER


                                By: /s/ JOHN W. FRASER
                                   ---------------------------------------------
                                   Name:  John W. Fraser
                                   Title: Managing Director

                                NAME OF LENDER:

                                BANK LENMI USA


                                By: /s/ JOUNG HEE HONG
                                   ---------------------------------------------
                                   Name:  Joung Hee Hong
                                   Title: Vice President

                                PERSEUS CDO I, LIMITED
                                By: David L. Babson & Company Inc. under
                                delegated authority from Massachusetts
                                Mutual Life Insurance Company as Portfolio
                                Manager


                                By:  /s/ ROBERT FEINGOLD
                                   ---------------------------------------------
                                     Name:  Robert Feingold
                                     Title: Managing Director

                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                By: David L. Babson & Company Inc. as
                                Investment Adviser


                                By:  /s/ ROBERT FEINGOLD
                                   ---------------------------------------------
                                     Name:  Robert Feingold
                                     Title: Managing Director

                                SIMSBURY CLO, LIMITED
                                By: David L. Babson & Company Inc. under
                                delegated authority from Massachusetts
                                Mutual Life Insurance Company as
                                Collateral Manager


                                By:  /s/ ROBERT FEINGOLD
                                   ---------------------------------------------
                                     Name:  Robert Feingold
                                     Title: Managing Director

                                MASSMUTUAL HIGH YIELD PARTNERS II LLC
                                By: HYP Management, Inc. as Managing
                                Member


                                By:  /s/ JOHN B. WHEELER
                                   ---------------------------------------------
                                     Name:  John B. Wheeler
                                     Title: Managing Director

                                New York Life Insurance and Annuity
                                Corporation

                                By:  New York Life Investment
                                Management, LLC, its Investment Manager


                                By:  /s/ ANTHONY R. MALLOY
                                   ---------------------------------------------
                                     Name:  Anthony R. Malloy
                                     Title: Director

                                New York Life Insurance Company


                                By: /s/ ANTHONY R. MALLOY
                                   ---------------------------------------------
                                   Name:  Anthony R. Malloy
                                   Title: Director

                                NAME OF LENDER:

                                CAPTIVA FINANCE LTD.


                                By: /s/ PAUL COPE
                                   ---------------------------------------------
                                   Name:  Paul Cope
                                   Title: Director

                                NAME OF LENDER:

                                Sequils-Centurion V, Ltd.
                                American Express Asset Management Group Inc.
                                as Collateral Manager


                                By: /s/ STEVEN B. STAVER
                                   ---------------------------------------------
                                   Name:  Steven B. Staver
                                   Title: Managing Director

                                NAME OF LENDER:

                                Pacifica Partners I LP
                                By: Imperial Credit Asset Management as
                                    Its Investment Manager


                                By: /s/ DEAN K. KAWAI
                                   ---------------------------------------------
                                   Name:  Dean K. Kawai
                                   Title: Vice President

                                ARCHIMEDES FUNDING, L.L.C.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                ARCHIMEDES FUNDING II, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                ARCHIMEDES FUNDING III, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director

                                BALANCED HIGH-YIELD FUND II, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Asset Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                THE ING CAPITAL SENIOR SECURED HIGH
                                INCOME HOLDINGS FUND, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Investment Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                               ORYX CLO, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                NEMEAN CLO, LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director


                                SEQUILS-ING I (HBDGM), LTD.

                                BY: ING Capital Advisors LLC,
                                    as Collateral Manager


                                BY: /s/ MICHAEL J. CAMPBELL
                                   ---------------------------------------------
                                Name:  Michael J. Campbell
                                Title: Managing Director

                                NAME OF LENDER:

                                K2H ING-3 LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H ING-1 LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H ING-2 LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H STERLING LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H Cypress Tier-1 LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H CNC LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H PONDVIEW LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                NAME OF LENDER:

                                K2H WATERSIDE LLC


                                By:  /s/ SUSAN LEE
                                   ---------------------------------------------
                                     Name:  Susan Lee
                                     Title: Authorized Agent

                                CERES FINANCE LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Sub-Managing Agent


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1,
                                LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Subadvisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                STRATA FUNDING LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Sub-Managing Agent


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                AERIES FINANCE-II LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Sub-Managing Agent


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                AMARA-1 FINANCE, LTD. LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Sub-advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                AMARA 2 FINANCE, LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Sub-Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                AVALON CAPITAL LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                AVALON CAPITAL LTD. 2
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                FLOATING RATE PORTFOLIO
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Attorney in fact


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                INVESCO CPO 2000-1 LTD.
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Portfolio Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                CHARTER VIEW PORTFOLIO
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Investment Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                TRITON CBO III, LIMITED
                                By:  INVESCO Senior Secured Management, Inc.
                                     As Investment Advisor


                                     By:  /s/ ANNE M. McCARTHY
                                        ----------------------------------------
                                          Name:  Anne M. McCarthy
                                          Title: Authorized Signatory

                                NAME OF LENDER:

                                TCW LEVERAGED INCOME TRUST IV, L.P.

                                By: TCW (LINC IV), L.L.C.,
                                    as General Partner

                                By: TCW ASSET MANAGEMENT COMPANY,
                                    as managing member of the General Partner


                                By: /s/ MARK L. GOLD
                                   ---------------------------------------------
                                Name:  Mark L. Gold
                                Title: [Illegible]


                                By: /s/ JONATHAN I. BERG
                                   ---------------------------------------------
                                Name:  Jonathan I. Berg
                                Title: Assistant Vice President

                                NAME OF LENDER:

                                Crescent/Mach I Partners, L.P.,
                                by: TCW Asset Management Company,
                                its Investment Manager


                                By: /s/ JONATHAN I. BERG
                                   ---------------------------------------------
                                   Johnathan I. Berg
                                   Assistant Vice President

                                NAME OF LENDER:

                                TCW SELECT LOAN FUND, LIMITED

                                By: TCW Advisors, Inc. as its
                                    Collateral Manager


                                By: /s/ MARK L. GOLD
                                   ---------------------------------------------
                                Name:  Mark L. Gold
                                Title: Authorized Signatory


                                By: /s/ JONATHAN I. BERG
                                   ---------------------------------------------
                                Name:  Jonathan I. Berg
                                Title: Assistant Vice President

                                NAME OF LENDER:

                                SEQUILS IV, LTD

                                By: TCW Advisors, Inc. as its
                                    Collateral Manager


                                By: /s/ MARK L. GOLD
                                   ---------------------------------------------
                                Name:  Mark L. Gold
                                Title: Authorized Signatory


                                By: /s/ JONATHAN I. BERG
                                   ---------------------------------------------
                                Name:  Jonathan I. Berg
                                Title: Assistant Vice President

                                NAME OF LENDER:

                                SEQUILS I, LTD.

                                By: TCW Advisors, Inc. as its
                                    Collateral Manager


                                By: /s/ MARK L. GOLD
                                   ---------------------------------------------
                                Name:  Mark L. Gold
                                Title: Authorized Signatory


                                By: /s/ JONATHAN I. BERG
                                   ---------------------------------------------
                                Name:  Jonathan I. Berg
                                Title: Assistant Vice President

                                NAME OF LENDER:

                                KZH CRESCENT LLC


                                By: /s/ SUSAN LEE
                                   ---------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                NAME OF LENDER:

                                KZH CRESCENT-2 LLC


                                By: /s/ SUSAN LEE
                                   ---------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                NAME OF LENDER:

                                KZH CRESCENT-3 LLC


                                By: /s/ SUSAN LEE
                                   ---------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                NAME OF LENDER:

                                CAPTIVA II FINANCE LTD.


                                By: /s/ PAUL COPE
                                   ---------------------------------------------
                                   Name:  Paul Cope
                                   Title: Director

                                NAME OF LENDER:


                                By: /s/ JAMES DONDERO, CFA, CPA
                                   ---------------------------------------------
                                   Name:  James Dondero, CFA, CPA
                                   Title: President
                                          Highland Capital Management L.P.


ALL FUNDS MANAGED BY HIGHLAND CAPITAL MANAGEMENT, L.P.:

        CONTINENTAL ASSURANCE COMPANY
        ELF FUNDING TRUST I
        EMERALD ORCHARD LIMITED
        GLENEAGLES TRADING LLC
        HIGHLAND OFFSHORE PARTNERS, L.P.
        HIGHLAND LOAN FUNDING V LTD.
        KZH HIGHLAND-2 LLC
        KZH PAMCO LLC
        HIGHLAND LEGACY LIMITED
        ML CBO IV (CAYMAN) LTD.
        PAMCO CAYMAN LTD.
        PAM CAPITAL FUNDING L.P.
        SRV-HIGHLAND, INC.

                                Gleneagles Trading LLC


                                /s/ DIANA L. MUSHILL
                                ------------------------------------------------
                                Diana L. Mushill
                                Asst. Vice President

                                SRV-Highland, Inc.


                                /s/ DIANA L. MUSHILL
                                ------------------------------------------------
                                Diana L. Mushill
                                Asst. Vice President

                                Continental Assurance Company
                                Separate Account (E)
                                By: Highland Capital Management, L.P.
                                    As Attorney-in-Fact


                                /s/ [ILLEGIBLE SIGNATURE]
                                ------------------------------------------------
                                Authorized Signatory

                                PAM CAPITAL FUNDING LP
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                Highland Loan Funding V Ltd.
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                ELF Funding Trust I
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                ML CBO IV (Cayman) Ltd.
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                Highland Offshore Partners, L.P.
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                Highland Legacy Limited
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                PamCo Cayman Ltd.
                                By: Highland Capital Management, L.P.
                                    as Collateral Manager


                                /s/ MARK K. OKADA CFA
                                ------------------------------------------------
                                Mark K. Okada CFA
                                Executive Vice President
                                Highland Capital Management L.P.

                                NAME OF LENDER:

                                KZH PAMCO LLC


                                By: /s/ SUSAN LEE
                                   ---------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                NAME OF LENDER:

                                KZH HIGHLAND-2 LLC


                                By: /s/ SUSAN LEE
                                   ---------------------------------------------
                                   Name:  Susan Lee
                                   Title: Authorized Agent

                                NAME OF LENDER:

                                North American Senior Floating Rate Fund Inc.
                                By: Stanfield Capital Partners LLC
                                    As Subadvisor


                                By: /s/ GREGORY L. SMITH
                                   ---------------------------------------------
                                   Name:  Gregory L. Smith
                                   Title: Partner

                                NAME OF LENDER:

                                Stanfield Arbitrage CDO, Ltd.
                                By: Stanfield Capital Partners LLC
                                    as its Collateral Manager


                                By: /s/ GREGORY L. SMITH
                                   ---------------------------------------------
                                   Name:  Gregory L. Smith
                                   Title: Partner

                                NAME OF LENDER:

                                Windsor Loan Funding, Limit
                                By: Stanfield Capital Partners
                                    as its Investment Manager


                                By: /s/ GREGORY L. SMITH
                                   ---------------------------------------------
                                   Name:  Gregory L. Smith
                                   Title: Partner

                                NAME OF LENDER:

                                Stanfield CLO Ltd.
                                By: Stanfield Capital Partners
                                    as its Collateral Manager


                                By: /s/ GREGORY L. SMITH
                                   ---------------------------------------------
                                   Name:  Gregory L. Smith
                                   Title: Partner

                                NAME OF LENDER:

                                Stanfield/RMF Transatlantic
                                By: Stanfield Capital Partners
                                    as its Collateral Manager


                                By: /s/ GREGORY L. SMITH
                                   ---------------------------------------------
                                   Name:  Gregory L. Smith
                                   Title: Partner

                                NAME OF LENDER:

                                MORGAN STANLEY PRIME INCOME TRUST


                                By: /s/ PETER GEWIRTZ
                                   ---------------------------------------------
                                   Name:  Peter Gewirtz
                                   Title: Vice Partner

                                NAME OF LENDER:

                                Carlyle High Yield Partners II, Ltd.


                                By: /s/ MARK ALTER
                                   ---------------------------------------------
                                   Name:  Mark Alter
                                   Title: Principal

                                                Term Loan B

                                NAME OF LENDER:

                                Carlyle High Yield Partners III, Ltd.


                                By: /s/ MARK ALTER
                                   ---------------------------------------------
                                   Name:  Mark Alter
                                   Title: Principal

                                                Term Loan B

                                NAME OF LENDER:


                                By: /s/ BRUCE G. FERGUSON
                                   ---------------------------------------------
                                   Name:  Bruce G. Ferguson
                                   Title: Managing Director

                                NAME OF LENDER:

                                TERM B

                                FIRST DOMINON FUNDING I


                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                                NAME OF LENDER:

                                TERM B

                                FIRST DOMINON FUNDING


                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                                NAME OF LENDER:

                                TERM B

                                FIRST DOMINON FUNDING III


                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                                NAME OF LENDER:

                                TERM B

                                CSAM FUNDING I


                                By: /s/ ANDREW H. MARSHAK
                                   ---------------------------------------------
                                   Name:  Andrew H. Marshak
                                   Title: Authorized Signatory

                                NAME OF LENDER:

                                CREDIT LYONNAIS NEW YORK BRAN


                                By: /s/ RICK ROHRBACH
                                   ---------------------------------------------
                                   Name:  Rick Rohrbach
                                   Title: Senior Vice President

                                NAME OF LENDER:


                                By: /s/ JEFFREY L. WARWICK
                                   ---------------------------------------------
                                   Name:  Jeffrey L. Warwick
                                   Title: Senior Banker First Boston

                                NAME OF LENDER:

                                LONG LANE MASTER TRUST IV

                                By: Fleet National Bank as Trust Administrator


                                By: /s/ KEVIN KEARNS
                                   ---------------------------------------------
                                   Name:  Kevin Kearns
                                   Title: Managing Director

                                SRF 2000 LLC


                                By: /s/ ANN E. MORRIS
                                   ---------------------------------------------
                                   Name:  Ann E. Morris
                                   Title: Asst. Vice President

                                SRF TRADING, INC.


                                By: /s/ ANN E. MORRIS
                                   ---------------------------------------------
                                   Name:  Ann E. Morris
                                   Title: Asst. Vice President

                                NAME OF LENDER:

                                Stein Roe & Farnham CLO I Ltd.,
                                by Stein Roe & Farnham Incorporated,
                                As Portfolio Manager


                                By: /s/ JAMES R. FELLOWS
                                   ---------------------------------------------
                                   Name:  James R. Fellows
                                   Title: Sr. Vice President & Portfolio Manager

                                NAME OF LENDER:

                                Stein Roe & Farnham Incorporated,
                                As Agent for Keyport Life Insurance Company


                                By: /s/ JAMES R. FELLOWS
                                   ---------------------------------------------
                                   Name:  James R. Fellows
                                   Title: Sr. Vice President & Portfolio Manager

                                NAME OF LENDER:

                                Liberty-Stein Roe Advisor Floating Rate
                                Advantage Fund,
                                by Stein Roe & Farnham Incorporated, as Advisor


                                By: /s/ JAMES R. FELLOWS
                                   ---------------------------------------------
                                   Name:  James R. Fellows
                                   Title: Sr. Vice President & Portfolio Manager

                               NAME OF LENDER:

                               Stein Roe Floating Rate Limited Liability Company


                                By: /s/ JAMES R. FELLOWS
                                   ---------------------------------------------
                                   Name:  James R. Fellows
                                   Title: Senior Vice President
                                          Stein Roe & Farnham Incorporated,
                                          as Advisor to the Stein Roe Floating
                                          Rate Limited Liability Company

                                NAME OF LENDER:

                                Cardvelle Investment Fund L.L.C.
                                By Tri[Illegible] Advisors, L.L.C.


                                By: /s/ DAVID M. MILLISON
                                   ---------------------------------------------
                                   Name:  David M. Millison
                                   Title: Managing Director

                                NAME OF LENDER:

                                Cardvelle Investment Fund, II, L.L.C.
                                By Tri[Illegible] Advisors, L.L.C.


                                By: /s/ DAVID M. MILLISON
                                   ---------------------------------------------
                                   Name:  David M. Millison
                                   Title: Managing Director

                                NAME OF LENDER:

                                APEX (Tri[Illegible] CDO I, LTD.
                                By Tri[Illegible] Advisors, L.L.C.


                                By: /s/ DAVID M. MILLISON
                                   ---------------------------------------------
                                   Name:  David M. Millison
                                   Title: Managing Director

                                NAME OF LENDER:

                                SYNDICATED LOAN FUNDING TRUST
                                BY: LEHMAN COMMERCIAL PAPER INC. NOT
                                    IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                    AS ADMINISTRATIVE AGENT


                                By: /s/ [ILLEGIBLE SIGNATURE]
                                   ---------------------------------------------
                                   Title: Authorized Signatory

                                NAME OF LENDER:

                                SOCIETE GENERALE


                                By: /s/ THOMAS K. DAY
                                   ---------------------------------------------
                                   Name:  Thomas K. Day
                                   Title: Managing Director

                                NAME OF LENDER:

                                Toronto Dominion (New York), Inc.


                                By:  /s/ SUSAN K. STRONG
                                   ---------------------------------------------
                                     Name:  Susan K. Strong
                                     Title: Vice President

                                Sankaty Advisors, Inc., as Collateral
                                Manager for Brant Point CBO
                                1999-1 LTD., as Term Lender


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                Sankaty Advisors, LLC, as Collateral
                                Manager for Brant Point II CBO
                                2001-1 LTD., as Term Lender


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                Sankaty Advisors, LLC as Collateral
                                Manager for Great Point CLO 1999-1
                                LTD., as Term Lender


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                Sankaty High Yield Asset Partners, L.P.


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                Sankaty High Yield Partners II, L.P.


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                Sankaty High Yield Partners III, L.P.


                                By:  /s/ DIANE J. EXTER
                                   ---------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director
                                            Portfolio Manager

                                HARBOUR TOWN FUNDING TRUST


                                By:  /s/ DIANA L. MUSHILL
                                   ---------------------------------------------
                                     Name:  Diana L. Mushill
                                     Title: Authorized Agent

                                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                By:  Indosuez Capital as Portfolio Advisor


                                By:  /s/ JACK C. HENRY
                                   ---------------------------------------------
                                     Name:  Jack C. Henry
                                     Title: Principal


                                INDOSUEZ CAPITAL FUNDING III, LIMITED
                                By:  Indosuez Capital as Portfolio Advisor


                                By:  /s/ JACK C. HENRY
                                   ---------------------------------------------
                                     Name:  Jack C. Henry
                                     Title: Principal


                                INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                By:  Indosuez Capital as Collateral Advisor


                                By:  /s/ JACK C. HENRY
                                   ---------------------------------------------
                                     Name:  Jack C. Henry
                                     Title: Principal

                                RIVIERA FUNDING LLC


                                By:  /s/ ANN E. MORRIS
                                   ---------------------------------------------
                                     Name:  Ann E. Morris
                                     Title: Asst. Vice President

                                NAME OF LENDER:

                                PILGRIM AMERICA HIGH INCOME INVESTMENTS ING LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                PILGRIM CLO 1999-1 LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                SEQUILS PILGRIM-1 LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                PILGRIM PRIME RATE TRUST
                                By:  ING Pilgrim Investments
                                     as its investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                PILGRIM SENIOR INCOME FUND
                                By:  ING Pilgrim Investment, Inc.
                                     as it's investment manager


                                     By:  /s/ JASON GROOM
                                        ----------------------------------------
                                          Name:  Jason Groom
                                          Title: Vice President

                                NAME OF LENDER:

                                FRANKLIN FLOATING RATE TRUST


                                By:  /s/ CHAUNCEY LUFKIN
                                   ---------------------------------------------
                                     Name:  Chauncey Lufkin
                                     Title: Vice President

                                NAME OF LENDER:

                                FRANKLIN FLOATING RATE MASTER SERIES


                                By:  /s/ CHAUNCEY LUFKIN
                                   ---------------------------------------------
                                     Name:  Chauncey Lufkin
                                     Title: Vice President

                                NAME OF LENDER:

                                FRANKLIN CLO II, LIMITED


                                By:  /s/ CHAUNCEY LUFKIN
                                   ---------------------------------------------
                                     Name:  Chauncey Lufkin
                                     Title: Vice President

                                VAN KAMPEN CLO I, LIMITED
                                By:  Van Kampen Investment Advisory Corp
                                As Collateral Manager


                                By:  /s/ HOWARD TIFFEN
                                   ---------------------------------------------
                                     Name:  Howard Tiffen
                                     Title: Managing Director

                                VAN KAMPEN CLO II, LIMITED
                                By:  Van Kampen Investment Advisory Corp
                                As Collateral Manager


                                By:  /s/ HOWARD TIFFEN
                                   ---------------------------------------------
                                     Name:  Howard Tiffen
                                     Title: Managing Director

                                VAN KAMPEN PRIME RATE INCOME TRUST
                                By:  Van Kampen Investment Advisory Corp.


                                By:  /s/ HOWARD TIFFEN
                                   ---------------------------------------------
                                     Name:  Howard Tiffen
                                     Title: Managing Director

                                VAN KAMPEN SENIOR INCOME TRUST
                                By:  Van Kampen Investment Advisory Corp.


                                By:  /s/ HOWARD TIFFEN
                                   ---------------------------------------------
                                     Name:  Howard Tiffen
                                     Title: Managing Director

                                VAN KAMPEN SENIOR FLOATING RATE FUND
                                By:  Van Kampen Investment Advisory Corp.


                                By:  /s/ HOWARD TIFFEN
                                   ---------------------------------------------
                                     Name:  Howard Tiffen
                                     Title: Managing Director

                                Alliance Capital Management L.P.,
                                as Manager on behalf of ALLIANCE
                                CAPITAL FUNDING, L.L.C., as
                                Assignee by: ALLIANCE CAPITAL
                                MANAGEMENT CORPORATION,
                                General Partner of Alliance Capital
                                Management L.P.


                                By:  /s/ NANTHA K. SUPPIAH
                                   ---------------------------------------------
                                     Name:  Nantha K. Suppiah
                                     Title: Assistant Vice President

                                Monument Capital Ltd., as Assignee
                                By: Alliance Capital Management L.P., as
                                Investment Manager
                                By: Alliance Capital Management Corporation, as General Partner


                                By:  /s/ NANTHA K. SUPPIAH
                                   ---------------------------------------------
                                     Name:  Nantha K. Suppiah
                                     Title: Assistant Vice President

                                New Alliance Global CDO, Limited
                                By: Alliance Capital Management L.P.,
                                as Sub-advisor
                                By: Alliance Capital Management Corporation, as General Partner


                                By:  /s/ NANTHA K. SUPPIAH
                                   ---------------------------------------------
                                     Name:  Nantha K. Suppiah
                                     Title: Assistant Vice President

                                OCTAGON INVESTMENT PARTNERS III, LTD.
                                By:  Octagon Credit Investors, LLC
                                     as Portfolio Manager


                                By:  /s/ ANDREW D. GORDON
                                   ---------------------------------------------
                                     Name:  Andrew D. Gordon
                                     Title: Portfolio Manager

                                OCTAGON INVESTMENT PARTNERS IV, LTD.
                                By:  Octagon Credit Investors, LLC
                                     as collateral manager


                                By:  /s/ ANDREW D. GORDON
                                   ---------------------------------------------
                                     Name:  Andrew D. Gordon
                                     Title: Portfolio Manager

                                CypressTree Investment Partners I, Ltd.
                                By: CypressTree Investment Management Company, Inc., as Portfolio Manager.


                                By:  /s/ JEFFREY MEGAR
                                   ---------------------------------------------
                                     Name:  Jeffrey Megar
                                     Title: Principal

                                CypressTree Investment Partners II, Ltd.
                                By: CypressTree Investment Management Company, Inc., as Portfolio Manager.


                                By:  /s/ JEFFREY MEGAR
                                   ---------------------------------------------
                                     Name:  Jeffrey Megar
                                     Title: Principal

                                NAME OF LENDER:

                                NUVEEN SENIOR INCOME FUND


                                By:  /s/ GUNTHER STEIN
                                   ---------------------------------------------
                                     Name:  Gunther Stein
                                     Title: Portfolio Manager

                                NAME OF LENDER:

                                NUVEEN FLOATING RATE FUND


                                By:  /s/ GUNTHER STEIN
                                   ---------------------------------------------
                                     Name:  Gunther Stein
                                     Title: Portfolio Manager

                                NAME OF LENDER:

                                BY: MAINSTAY VP SERIES FUNDS, INC ON BEHALF OF ITS HIGH YIELD CORPORATE BOND FUND

                                AND

                                BY: THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH YIELD BOND FUND


                                     By:  /s/ ROBERT A. NISI
                                        ----------------------------------------
                                     Name:  Robert A. Nisi
                                     Title: General Counsel

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                NCOME STRATEGIES PORTFOLIO
                                By:  Merrill Lynch Investment Managers, L.P.
                                     as Investment Advisor


                                By:  /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                     Michael Brown
                                     Authorized Signatory

                                DEBT STRATEGIES FUND, INC.


                                By:  /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                     Michael Brown
                                     Authorized Signatory

                                MERRILL LYNCH PRIME RATE PORTFOLIO
                                By:  Merrill Lynch Investment Managers, L.P.
                                     as Investment Advisor


                                By:  /s/ MICHAEL BROWN
                                   ---------------------------------------------
                                     Michael Brown
                                     Authorized Signatory